Exhibit 99.1

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended				Year Ended
(In thousands, except per share data)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	2022
Revenues
Gaming	$667,954	$684,925	$667,975	$653,876	$2,674,730
Food & beverage	63,743	70,299	67,792	74,145	275,979
Room	42,409	49,904	46,672	50,086	189,071
Online	55,076	56,774	52,353	89,695	253,898
Management fee	—	—	10,159	16,746	26,905
Other	31,561	32,548	32,312	38,373	134,794
Total revenues	860,743	894,450	877,263	922,921	3,555,377
Operating costs and expenses
Gaming	250,042	254,500	251,814	249,474	1,005,830
Food & beverage	53,934	57,456	58,502	61,555	231,447
Room	15,990	17,285	17,783	17,325	68,383
Online	45,989	48,899	45,827	73,203	213,918
Other	10,936	11,678	11,370	11,642	45,626
Selling, general and administrative	92,047	95,662	92,950	93,305	373,964
Master lease rent expense (a)	26,306	26,654	26,828	26,828	106,616
Maintenance and utilities	32,890	34,517	40,789	35,331	143,527
Depreciation and amortization	62,478	66,757	64,956	63,988	258,179
Corporate expense	29,004	34,872	26,375	26,756	117,007
Project development, preopening and writedowns	(10,029)	912	9,645	(19,464)	(18,936)
Impairment of assets	—	—	5,575	35,200	40,775
Other operating items, net	98	188	(12,610)	141	(12,183)
Total operating costs and expenses	609,685	649,380	639,804	675,284	2,574,153
Operating income	251,058	245,070	237,459	247,637	981,224
Other expense (income)
Interest income	(420)	(483)	(2,073)	(18,554)	(21,530)
Interest expense, net of amounts capitalized	37,658	36,466	36,001	41,124	151,249
Loss on early extinguishments and modifications of debt	3,300	16,509	—	6	19,815
Other, net	(253)	3,750	170	(783)	2,884
Total other expense, net	40,285	56,242	34,098	21,793	152,418
Income before income taxes	210,773	188,828	203,361	225,844	828,806
Income tax provision	(47,845)	(42,065)	(46,359)	(53,160)	(189,429)
Net income	$162,928	$146,763	$157,002	$172,684	$639,377

Basic net income per common share	$1.45	$1.33	$1.46	$1.64	$5.87
Weighted average basic shares outstanding	112,195	110,118	107,743	105,569	108,885

Diluted net income per common share	$1.45	$1.33	$1.46	$1.63	$5.87
Weighted average diluted shares outstanding	112,358	110,259	107,840	105,649	109,004

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended				Year Ended
(In thousands, except per share data)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021
Revenues
Gaming	$617,926	$727,462	$674,227	$685,908	$2,705,523
Food & beverage	44,112	57,428	61,101	67,404	230,045
Room	25,990	39,077	44,317	44,796	154,180
Online	43,593	42,815	34,516	51,594	172,518
Management fee	—	—	—	—	—
Other	21,686	26,820	28,899	30,139	107,544
Total revenues	753,307	893,602	843,060	879,841	3,369,810
Operating costs and expenses
Gaming	232,113	259,378	249,685	258,352	999,528
Food & beverage	38,913	46,819	50,659	55,943	192,334
Room	12,132	14,207	15,074	16,214	57,627
Online	36,269	36,841	30,645	44,518	148,273
Other	5,638	7,646	10,999	10,435	34,718
Selling, general and administrative	90,007	90,473	91,159	94,517	366,156
Master lease rent expense (a)	25,915	26,175	26,306	26,306	104,702
Maintenance and utilities	28,231	31,157	35,868	30,859	126,115
Depreciation and amortization	64,467	67,279	67,586	68,455	267,787
Corporate expense	23,315	34,716	28,264	31,380	117,675
Project development, preopening and writedowns	1,415	1,454	10,646	18,300	31,815
Impairment of assets	—	—	—	8,200	8,200
Other operating items, net	1,157	11,115	3,023	(519)	14,776
Total operating costs and expenses	559,572	627,260	619,914	662,960	2,469,706
Operating income	193,735	266,342	223,146	216,881	900,104
Other expense (income)
Interest income	(509)	(455)	(442)	(413)	(1,819)
Interest expense, net of amounts capitalized	57,890	55,131	45,171	41,250	199,442
Loss on early extinguishments and modifications of debt	—	65,475	42	29,638	95,155
Other, net	1,932	237	119	1,099	3,387
Total other expense, net	59,313	120,388	44,890	71,574	296,165
Income before income taxes	134,422	145,954	178,256	145,307	603,939
Income tax provision	(32,261)	(32,225)	(40,082)	(35,525)	(140,093)
Net income	$102,161	$113,729	$138,174	$109,782	$463,846

Basic net income per common share	$0.90	$1.00	$1.21	$0.96	$4.07
Weighted average basic shares outstanding	113,626	113,779	114,095	113,957	113,866

Diluted net income per common share	$0.90	$1.00	$1.21	$0.96	$4.07
Weighted average diluted shares outstanding	113,967	114,040	114,284	114,114	114,103

__________________________________________

(a) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income

(Unaudited)

	Three Months Ended				Year Ended
(In thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	2022
Total Revenues by Segment
Las Vegas Locals	$227,562	$236,461	$225,791	240,916	$930,730
Downtown Las Vegas	49,484	53,899	49,507	62,442	215,332
Midwest & South	517,061	534,937	527,536	496,532	2,076,066
Online	55,076	56,774	52,353	89,695	253,898
Managed & Other	11,560	12,379	22,076	33,336	79,351
Total revenues	$860,743	$894,450	$877,263	$922,921	$3,555,377

Adjusted EBITDAR by Segment
Las Vegas Locals	$118,695	$125,334	$111,733	125,881	$481,643
Downtown Las Vegas	18,389	22,123	17,704	27,833	86,049
Midwest & South	212,200	218,859	211,292	188,431	830,782
Online	8,888	7,678	6,350	16,862	39,778
Managed & Other	2,393	2,512	12,553	23,523	40,981
Property Adjusted EBITDAR	360,565	376,506	359,632	382,530	1,479,233
Corporate expense, net of share-based compensation expense (a)	(21,729)	(22,633)	(21,934)	(22,428)	(88,724)
Adjusted EBITDAR	338,836	353,873	337,698	360,102	1,390,509
Master lease rent expense (b)	(26,306)	(26,654)	(26,828)	(26,828)	(106,616)
Adjusted EBITDA	312,530	327,219	310,870	333,274	1,283,893

Other operating costs and expenses
Deferred rent	191	192	192	193	768
Depreciation and amortization	62,478	66,757	64,956	63,988	258,179
Share-based compensation expense	8,734	14,100	5,653	5,579	34,066
Project development, preopening and writedowns	(10,029)	912	9,645	(19,464)	(18,936)
Impairment of assets	—	—	5,575	35,200	40,775
Other operating items, net	98	188	(12,610)	141	(12,183)
Total other operating costs and expenses	61,472	82,149	73,411	85,637	302,669
Operating income	251,058	245,070	237,459	247,637	981,224
Other expense (income)
Interest income	(420)	(483)	(2,073)	(18,554)	(21,530)
Interest expense, net of amounts capitalized	37,658	36,466	36,001	41,124	151,249
Loss on early extinguishments and modifications of debt	3,300	16,509	—	6	19,815
Other, net	(253)	3,750	170	(783)	2,884
Total other expense, net	40,285	56,242	34,098	21,793	152,418
Income before income taxes	210,773	188,828	203,361	225,844	828,806
Income tax provision	(47,845)	(42,065)	(46,359)	(53,160)	(189,429)
Net income	$162,928	$146,763	$157,002	$172,684	$639,377

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended				Year Ended
(In thousands)	Q1 2022	Q2 2022	Q3 2022	Q4 2022	2022
Corporate expense as reported on Condensed Consolidated
Statements of Operations	$29,004	$34,872	$26,375	$26,756	$117,007
Corporate share-based compensation expense	(7,275)	(12,239)	(4,441)	(4,328)	(28,283)
Corporate expense, net, as reported on the above table	$21,729	$22,633	$21,934	$22,428	$88,724

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

BOYD GAMING CORPORATION

SUPPLEMENTAL INFORMATION

Reconciliation of Adjusted EBITDA to Net Income

(Unaudited)

	Three Months Ended				Year Ended
(In thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021
Total Revenues by Segment
Las Vegas Locals	$182,423	$236,095	$231,264	236,272	$886,054
Downtown Las Vegas	21,433	38,780	42,137	53,456	155,806
Midwest & South	495,024	561,479	522,509	526,765	2,105,777
Online	43,594	42,815	34,515	51,594	172,518
Managed & Other	10,833	14,433	12,635	11,754	49,655
Total revenues	$753,307	$893,602	$843,060	$879,841	$3,369,810

Adjusted EBITDAR by Segment
Las Vegas Locals	$90,642	$133,570	$125,360	123,615	$473,187
Downtown Las Vegas	2,440	15,421	13,222	20,217	51,300
Midwest & South	208,532	250,813	215,568	217,177	892,090
Online	7,194	5,801	3,582	7,006	23,583
Managed & Other	2,423	3,378	2,908	2,573	11,282
Property Adjusted EBITDAR	311,231	408,983	360,640	370,588	1,451,442
Corporate expense, net of share-based compensation expense (a)	(18,634)	(23,588)	(19,943)	(23,292)	(85,457)
Adjusted EBITDAR	292,597	385,395	340,697	347,296	1,365,985
Master lease rent expense (b)	(25,915)	(26,175)	(26,306)	(26,306)	(104,702)
Adjusted EBITDA	266,682	359,220	314,391	320,990	1,261,283

Other operating costs and expenses
Deferred rent	207	207	207	207	828
Depreciation and amortization	64,467	67,279	67,586	68,455	267,787
Share-based compensation expense	5,701	12,823	9,783	9,466	37,773
Project development, preopening and writedowns	1,415	1,454	10,646	18,300	31,815
Impairment of assets	—	—	—	8,200	8,200
Other operating items, net	1,157	11,115	3,023	(519)	14,776
Total other operating costs and expenses	72,947	92,878	91,245	104,109	361,179
Operating income	193,735	266,342	223,146	216,881	900,104
Other expense (income)
Interest income	(509)	(455)	(442)	(413)	(1,819)
Interest expense, net of amounts capitalized	57,890	55,131	45,171	41,250	199,442
Loss on early extinguishments and modifications of debt	—	65,475	42	29,638	95,155
Other, net	1,932	237	119	1,099	3,387
Total other expense, net	59,313	120,388	44,890	71,574	296,165
Income before income taxes	134,422	145,954	178,256	145,307	603,939
Income tax provision	(32,261)	(32,225)	(40,082)	(35,525)	(140,093)
Net income	$102,161	$113,729	$138,174	$109,782	$463,846

__________________________________________

(a) Reconciliation of corporate expense:

	Three Months Ended				Year Ended
(In thousands)	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021
Corporate expense as reported on Condensed Consolidated
Statements of Operations	$23,315	$34,716	$28,264	$31,380	$117,675
Corporate share-based compensation expense	(4,681)	(11,128)	(8,321)	(8,088)	(32,218)
Corporate expense, net, as reported on the above table	$18,634	$23,588	$19,943	$23,292	$85,457

(b) Rent expense incurred by those properties subject to a master lease with a real estate investment trust.

Non-GAAP Financial Measures

Our financial presentations include the following non-GAAP financial measures:

●	EBITDA: earnings before interest, taxes, depreciation and amortization,
●

Adjusted EBITDA: EBITDA adjusted for deferred rent, share-based compensation expense, project development, preopening and writedown expenses, impairments of assets, other operating items, net, gain or loss on early extinguishments and modifications of debt and other items, net,

●	EBITDAR: EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust,
●	Adjusted EBITDAR: Adjusted EBITDA further adjusted for rent expense associated with master leases with a real estate investment trust.

Collectively, we refer to these and other non-GAAP financial measures as the "Non-GAAP Measures."

The Non-GAAP Measures are commonly used measures of performance in our industry that we believe, when considered with measures calculated in accordance with accounting principles generally accepted in the United States (GAAP), provide our investors with a more complete understanding of our operating results and facilitates comparisons between us and our competitors. We provide this information to investors to enable them to perform comparisons of our past, present and future operating results and as a means to evaluate the results of core on-going operations. We have historically reported these measures to our investors and believe that the continued inclusion of the Non-GAAP Measures provides consistency in our financial reporting. We also believe this information is useful to investors in allowing greater transparency related to significant measures used by our management in their financial and operational decision-making, their evaluation of total company and individual property performance, in the evaluation of incentive compensation and in the annual budget process. Management also uses Non-GAAP Measures in the evaluation of potential acquisitions and dispositions. We believe these measures continue to be used by investors in their assessment of our operating performance and the valuation of our company.

The use of Non-GAAP Measures has certain limitations. Our presentation of the Non-GAAP Measures may be different from the presentation used by other companies and therefore comparability may be limited. While excluded from certain of the Non-GAAP Measures, depreciation and amortization expense, interest expense, income taxes and other items have been and will be incurred. Each of these items should also be considered in the overall evaluation of our results. Additionally, the Non-GAAP Measures do not consider capital expenditures and other investing activities and should not be considered as a measure of our liquidity. We compensate for these limitations by providing the relevant disclosure of our depreciation and amortization, interest and income taxes, capital expenditures and other items both in our reconciliations to the historical GAAP financial measures and in our consolidated financial statements, all of which should be considered when evaluating our performance. We do not provide a reconciliation of forward-looking Non-GAAP Measures to the corresponding forward-looking GAAP measure due to our inability to project special charges and certain expenses.

The Non-GAAP Measures are to be used in addition to and in conjunction with results presented in accordance with GAAP. The Non-GAAP Measures should not be considered as an alternative to net income, operating income, or any other operating performance measure prescribed by GAAP, nor should these measures be relied upon to the exclusion of GAAP financial measures. The Non-GAAP Measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding historical GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. Management strongly encourages investors to review our financial information in its entirety and not to rely on a single financial measure.